UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011 (April 8, 2011)

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification of Rights of Security Holders.

Effective April 8, 2011, Isle of Capri Casinos, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation to (1) require the affirmative vote of the holders of at least two-thirds of the Company’s voting power, voting as a single class, to authorize, adopt or approve certain extraordinary corporate transactions and (2) divide the Company’s Board of Directors into three classes, as nearly equal in number as reasonably possible, designated Class I, Class II and Class III, to staggered three-year terms of service for each class of directors.

The information contained in Item 5.07 hereof is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2011, the Company issued a press release announcing that, concluding a previously announced executive transition process, Virginia McDowell will become chief executive officer of the Company effective April 25, 2011. Ms. McDowell, the Company’s current president and chief operating officer, will also continue to serve in the role of president of the Company following the transition. James B. Perry, the Company’s current chairman and chief executive officer, will remain as executive chairman, in which capacity he will continue to provide strategic direction to the Company.

Certain biographical information concerning Ms. McDowell is contained in the Company’s Definitive Proxy Statement, as supplemented, for the 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 7, 2010 and is incorporated herein by reference.

A copy of the press release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Stockholders of the Company held on April 8, 2011, the stockholders approved amendments to our Amended and Restated Certificate of Incorporation to:

1.

require a supermajority vote to authorize, adopt or approve certain extraordinary corporate transactions, with voting as follows: 19,556,883 for, 15,861,323 against, 33,865 abstaining, 0 broker non-votes, and

2.	provide for staggered three-year terms of service for each class of directors, with voting as follows: 19,147,573 for, 15,798,953 against, 505,545 abstaining, 0 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: April 11, 2011	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 11, 2011.